UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 06685

John Hancock Patriot Global Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:	617-663-4324

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Patriot Global Dividend Fund

Semiannual Report
1.31.07

CEO corner

TABLE OF CONTENTS

Your fund at a glance
page 1

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 1 0

Notes to financial
statements
page 1 5

For more information
page 2 8

To Our Shareholders,

The financial markets turned in strong results over the last six months, as earlier concerns of rising inflation, a housing slowdown and high energy prices gave way to news of slower, but still resilient, economic growth, stronger than expected corporate earnings and dampened inflation fears and energy costs. This environment also led the Federal Reserve Board to hold short-term interest rates steady for the entire period. In the six months ended January 31, 2007, the broad stock market returned 13.75%, as measured by the S&P 500 Index, including reinvested dividends.

With interest rates remaining steady, fixed-income securities also rebounded. Continuing the trend of the last several years, the best performances came from the high yield sector of the bond market. A healthy corporate earnings environment drove default rates down to near historical low levels and bolstered strong demand from yield-hungry investors. Preferred stocks, which tend to react like fixed-income securities to changes in interest rates because of their fixed dividend payments, also performed well.

After such a strong period, we encourage investors to sit back, take stock and set some realistic expectations. While history argues for another good year in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term) opinions are divided on the future of this more-than-four-year-old bull market.

We believe it’s wise to work with your financial professional to determine whether changes are now in order to your mix of portfolios. Some stock groups have had long runs of outperformance, such as small-cap stocks, value stocks and real estate investment trusts. Others had truly outsized returns in 2006, such as the telecom and energy sectors, China and emerging markets – not to mention the continued outperformance in general of international markets versus the U.S. Among bonds, the high yield category has become richly valued after such a long run up. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should, based on your risk profile, investment objectives and time horizons.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance and investment needs.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of January 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide high current income, consistent with modest growth in capital, by normally investing at least 80% of its assets in dividend-paying securities.

Over the last six months

► Preferred and utility common stocks posted strong gains during the period, fueled by a halt in interest rate hikes and waning inflation fears.

► The Fund outperformed its benchmark indexes on a net asset value level.

► Utility common stock holdings performed best.

John Hancock Patriot Global Dividend Fund

Fund performance for the six months ended January 31, 2007.

The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.

The yield at closing market price is calculated by dividing the current annualized distribution per share by the closing market price on the last day of the period.

Top 10 issuers
Lehman Brothers Holdings, Inc.	4.8%

Bear Stearns Cos., Inc. (The)	4.1%

CH Energy Group, Inc.	3.4%

MetLife, Inc.	3.2%

South Carolina Electric & Gas Co.	3.0%

HSBC USA, Inc.	3.0%

DTE Energy Co.	3.0%

KeySpan Corp.	2.9%

Alabama Power Co.	2.9%

Southern California Edison Co.	2.9%

As a percentage of net assets plus the value of preferred shares on January 31, 2007.

Managers’ report

John Hancock
Patriot Global Dividend Fund

Preferred stocks and utility common stocks — the two primary areas of emphasis for John Hancock Patriot Global Dividend Fund — posted strong gains for the six-month period ended January 31, 2007. The period began on an upbeat note because preferreds and utility commons began to rally strongly, bolstered by renewed optimism that the Federal Reserve Board would hold interest rates steady.

Because preferreds make fixed-income payments in the form of dividends, their prices tend to move higher and lower in response to expectations for interest rates and inflation. A series of reports indicating that the housing market and other parts of the economy were slowing provided investors evidence that inflation wasn’t the same concern it had been just a few months earlier. The rally gathered even more steam when the Fed held interest rates steady at each of its subsequent meetings through the end of the period in January. Even a Treasury market sell-off in January, precipitated by stronger-than-expected December retail sales data, couldn’t derail the fortunes of dividend-paying securities. Against that backdrop, preferred stocks that offered a certain tax advantage known as the dividends-received deduction (DRD) outpaced those without the tax benefit. Utility common stocks also were helped by a mini wave of merger and acquisition activity, as well as by growing investor interest in defensive industries that tend to perform well amid slowing economic conditions.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Alliant Energy	▲	Renewed focus on core regulated business drives earnings and dividends higher
Bank of America	▲	Preferreds coveted amid scarcity for high-quality, tax-advantaged securities
Ocean Spray	▼	Lack of liquidity causes stock to languish

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Gregory K. Phelps and Mark T. Maloney

“Preferred stocks and utility
common stocks — the two
primary areas of emphasis for
John Hancock Patriot Global
Dividend Fund — posted strong
gains for the six-month period
ended January 31, 2007.”

Performance

For the six months ended January 31, 2007, John Hancock Patriot Global Dividend Fund returned 9.44% at net asset value (NAV) and 13.82% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s yield at closing market price on January 31, 2007 was 5.40% . By comparison, the average specialty-utilities closed-end fund returned 12.75% at NAV, according to Morningstar, Inc. For the same six-month period, the Lehman Brothers Aggregate Bond Index returned 3.65%, the Merrill Lynch DRD Preferred Index returned 8.62% and the S&P 400 Mid Cap Utilities Index gained 7.74% .

Leaders and laggards

Our utility common stock holdings provided the biggest boost to the Fund’s performance. Among the most significant contributors was KeySpan Corp., which operates regulated gas utilities throughout the northeastern United States. It was buoyed by news that it would be acquired by British network operator National Grid. Another big winner was Alliant Energy Corp., pushed higher by renewed investor interest after the company decided to resume growing its dividend, to rid itself of money-losing foreign investments and to renew its focus on core regulated utility businesses. Peoples Energy Corp. also helped boost returns, soaring on news that the company — which sells and transports natural gas to residential, commercial and industrial customers in the Chicago

Patriot Global Dividend Fund

INDUSTRY DISTRIBUTION[1]
Multi-utilities	34%
Electric utilities	21%
Investment banking &
brokerage	10%
Oil & gas exploration &
production	8%
Consumer finance	6%
Other diversified financial
services	5%
Gas utilities	3%
Life & health insurance	3%
Integrated
telecommunication
services	3%
Trucking	2%
Oil & gas storage &
transportation	2%
Agricultural products	2%
Thrifts & mortgage
finance	1%

area — would be taken over by Wisconsin-based WPS Resources. Our holdings in telecommunications giant AT&T, Inc. fared well due to growing recognition that the company’s stock provided attractive dividend yields, that its merger was working and that it was gaining market share in the broadband and wireless segments.

Financial preferreds gained ground

Among our preferred holdings, we enjoyed good gains from MetLife, Inc. It served us well, aided by strong demand for DRD-eligible preferreds. Bank of America Corp.’s preferred holdings also did well, helped by investor demand for attractively priced tax-advantaged preferred stocks issued by high-quality companies amid a dearth of such securities. Likewise, our stake in PPL Electric Utilities Corp., a Pennsylvania-based electric provider, worked in our favor as the securities were in strong demand amid a scarcity of other investment-grade, tax-advantaged utility preferred stocks.

Another area among preferred stocks that performed particularly well was our brokerage holdings, led by Goldman Sachs Group and Merrill Lynch & Co. The brokers benefited from their ability to fire on all cylinders in their key businesses, including stocks, mergers and acquisitions, asset management and private equity. They also benefited from providing services to the thriving hedge fund industry, as well as gains from trading with their own money.

In contrast, we lost ground with our stake in Ocean Spray Cranberries, Inc., an agricultural cooperative owned by more than 650 cranberry growers in Massachusetts, Wisconsin, New Jersey, Oregon, Washington, British Columbia, and other parts of Canada, as well as more than 100 Florida grapefruit growers. Our holdings were part of a private placement, whereby the company sold securities to a relatively small number of institutional investors rather than to the public at large. Despite the preferred stocks’ sought-after tax-advantaged status, their prices languished as investors increasingly went for more liquid (meaning easily traded) securities. We continued to hold onto our Ocean Spray stake because we believe that this high-quality company has the potential to be taken over by a larger multinational food company at an attractive premium to the price we paid for it.

Patriot Global Dividend Fund

Outlook

In the final weeks of the period, bond yields rose steadily — and their prices declined — as investors scaled back their rate-cut expectations. With recent data indicating that the economy remains healthy, some investors even began to consider the possibility for more interest rate hikes, rather than the widely expected easing at the start of 2007.  Nonetheless, at the end of the period the bond market was still pricing in at least two rate cuts by mid-2007. While we agree with the notion that the Fed’s next move will be to lower rates, rather than raise them further, we believe that such actions will come later than the market currently anticipates. For that reason, we believe the Treasury market could periodically come under pressure amid any signs of economic strength, which likely would weigh on preferred and utility common stocks as well over the short term. Over the longer term, however, we remain quite optimistic that gradually slowing economic conditions will bode well for fixed-income investments, including preferred and utility common stocks. We also believe that long-term demand — driven by the baby boom generation’s increasing need for income-producing investments — will continue to provide support for preferred and utility stocks.

“Our utility common stock
holdings provided the biggest
boost to the Fund’s performance.”

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on January 31, 2007.

Patriot Global Dividend Fund

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 1-31-07 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 53.17%		$64,927,405
(Cost $55,471,797)
Electric Utilities 4.64%		5,666,753

Duke Energy Corp.	134,250	2,643,383

Progress Energy, Inc.	48,000	2,281,920

Progress Energy, Inc. (Contingent Value Obligation) (B)(I)	35,000	10,850

Southern Co.	20,000	730,600
Gas Utilities 2.01%		2,458,397

Peoples Energy Corp.	56,450	2,458,397
Integrated Telecommunication Services 3.86%		4,711,324

AT&T, Inc.	94,850	3,569,206

Verizon Communications, Inc.	29,650	1,142,118
Multi-Utilities 39.45%		48,169,580

Alliant Energy Corp.	118,420	4,304,567

Ameren Corp.	30,000	1,593,300

CH Energy Group, Inc.	120,900	6,170,736

Dominion Resources, Inc.	47,500	3,940,600

DTE Energy Co.	116,900	5,420,653

Energy East Corp.	194,000	4,659,880

KeySpan Corp.	131,600	5,369,280

NiSource, Inc.	82,400	1,961,120

NSTAR	158,000	5,277,200

SCANA Corp.	17,700	720,744

TECO Energy, Inc.	140,000	2,374,400

WPS Resources Corp.	60,400	3,204,220

Xcel Energy, Inc.	136,000	3,172,880
Oil & Gas Storage & Transportation 3.17%		3,873,305

Kinder Morgan, Inc.	20,000	2,120,000

Spectra Energy Corp.	67,125	1,753,305
Publishing 0.04%		48,046

Idearc, Inc.	1,482	48,046

See notes to financial statements

Patriot Global Dividend Fund

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 94.32%			$115,187,307
(Cost $111,739,434)
Agricultural Products 2.94%			3,595,784

Ocean Spray Cranberries, Inc.,
6.25%, Ser A (S)	BB+	45,000	3,595,784
Consumer Finance 8.98%			10,966,169

CIT Group, Inc., 6.35%, Ser A	BBB+	20,000	527,000

HSBC USA, Inc., $2.8575 (G)	AA–	108,650	5,530,969

SLM Corp., 6.97%, Ser A	BBB+	92,000	4,908,200
Diversified Banks 0.56%			684,132

Royal Bank of Scotland Group Plc,
5.75%, Ser L (United Kingdom)	A	28,200	684,132
Electric Utilities 25.61%			31,273,010

Alabama Power Co., 5.20%	BBB+	222,000	5,341,320

Central Illinois Light Co., 4.64%	Ba1	7,460	586,310

Central Maine Power Co.,
4.75% (G)	Baa2	11,015	925,260

Connecticut Light & Power Co.,
3.90%, Ser 1949	Baa3	27,255	855,126

Duquesne Light Co., 6.50%	BB+	100,000	5,069,000

Entergy Arkansas, Inc., 6.45%	BB+	50,000	1,260,940

Entergy Mississippi, Inc., 6.25%	BB+	120,000	3,048,756

Interstate Power & Light Co.,
7.10%, Ser C	BBB–	25,000	676,563

Interstate Power & Light Co.,
8.375%, Ser B	Baa2	36,800	1,179,900

Massachusetts Electric Co., 4.76%	BBB+	6,166	539,333

PPL Electric Utilities Corp.,
6.25%, Depositary Shares	BBB	200,000	5,212,500

PPL Energy Supply, LLC, 7.00%	BBB	50,000	1,292,500

Southern California Edison Co.,
6.00%, Ser C	BBB–	12,000	1,214,250

Southern California Edison Co.,
6.125%	BBB–	40,000	4,071,252
Gas Utilities 2.71%			3,308,877

Southern Union Co., 7.55%, Ser A	BB	128,700	3,308,877
Investment Banking & Brokerage 14.35%			17,530,450

Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	BBB+	56,000	2,816,800

Bear Stearns Cos., Inc. (The),
5.72%, Depositary Shares, Ser F	BBB+	91,000	4,604,600

Goldman Sachs Group, Inc., 6.20%,
Ser B	A	20,000	520,200

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	145,000	7,351,500

See notes to financial statements

Patriot Global Dividend Fund

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Investment Banking & Brokerage (continued)

Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A–	28,100	$1,447,150

Merrill Lynch & Co., Inc.,
6.375%, Depositary Shares, Ser 3	A	30,000	790,200
Life & Health Insurance 4.70%			5,742,650

MetLife, Inc., 6.50%, Ser B	BBB	215,000	5,742,650
Multi-Utilities 10.32%			12,609,287

Baltimore Gas & Electric Co.,
6.99%, Ser 1995	Ba1	10,000	1,044,688

PNM Resources, Inc., 6.75%, Conv	BBB–	38,110	1,977,909

Public Service Electric & Gas
Co., 4.18%, Ser B	BB+	40,000	3,320,000

Public Service Electric & Gas
Co., 6.92%	BB+	7,000	716,844

South Carolina Electric & Gas
Co., 6.52%	Baa1	55,000	5,549,846
Oil & Gas Exploration & Production 11.67%			14,248,966

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	20,000	1,910,000

Apache Corp., 5.68%, Depositary
Shares, Ser B	BBB	48,075	4,744,401

Devon Energy Corp., 6.49%, Ser A	BB+	50,000	5,051,565

Nexen, Inc., 7.35% (Canada)	BB+	100,000	2,543,000
Other Diversified Financial Services 7.21%			8,799,040

Bank of America Corp, 6.204%,
Depositary Shares, Ser D	A	170,000	4,522,000

Citigroup, Inc., 6.231%,
Depositary Shares, Ser H	A	85,200	4,277,040
Thrifts & Mortgage Finance 2.02%			2,460,942

Sovereign Bancorp, Inc., 7.30%,
Depositary Shares, Ser C	BB+	90,000	2,460,942
Trucking 3.25%			3,968,000

AMERCO, 8.50%, Ser A	B	155,000	3,968,000

See notes to financial statements

Patriot Global Dividend Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Par value
Issuer, maturity date	rate	(000)	Value

Short-term investments 0.65%			$793,000
(Cost $793,000)
Commercial Paper 0.65%			793,000

Chevron Funding Corp., 2-1-07	5.170%	$793	793,000

Total investments (Cost $168,004,231) 148.14%			$180,907,712

Other assets and liabilities, net 1.12%			$1,374,218

Fund preferred shares, at value (49.26%)			($60,161,960)

Total net assets 100.00%			$122,119,970

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $10,850 or 0.01% of the Fund’s net assets as of January 31, 2007.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,595,784 or 2.94% of the Fund’s net assets as of January 31, 2007.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Patriot Global Dividend Fund

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 1-31-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (cost $168,004,231)	$180,907,712
Cash	372
Receivable for investments sold	973,080
Dividends receivable	642,124
Other assets	24,036
Total assets	182,547,324

Liabilities

Payable to affiliates
Management fees	131,574
Other	27,487
Other payables and accrued expenses	106,333
265,394
Total liabilities
Dutch Auction Rate Transferable Securities preferred shares (DARTS), including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 600 shares issued, liquidation
preference of $100,000 per share	60,161,960

Net assets

Common shares capital paid-in	113,165,469
Accumulated net realized loss on investments	(4,241,202)
Net unrealized appreciation of investments	12,903,481
Accumulated net investment income	292,222
Net assets applicable to common shares	$122,119,970

Net asset value per common share

Based on 8,344,700 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$14.63

See notes to financial statements

Patriot Global Dividend Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 1-31-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to DARTS shareholders for the period stated.

Investment income

Dividends	$4,875,618
Interest	85,868
Total investment income	4,961,486

Expenses

Investment management fees (Note 2)	724,772
Administration fees (Note 2)	135,895
Compliance fees	1,417
DARTS auction fees	80,732
Printing fees	21,995
Professional fees	19,712
Custodian fees	19,005
Transfer agent fees	13,094
Registration and filing fees	12,015
Trustees’ fees	3,874
Interest	18
Miscellaneous	11,260
Total expenses	1,043,789

Net investment income	3,917,697

Realized and unrealized gain

Net realized gain on investments	346,579
Change in net unrealized appreciation (depreciation) of investments	7,472,840
Net realized and unrealized gain	7,819,419
Distribution to DARTS	(1,288,468)

Increase in net assets from operations	$10,448,648

1 Semiannual period from 8-1-06 through 1-31-07.

See notes to financial statements

Patriot Global Dividend Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets (unaudited)

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Year	Period
	ended	ended
	7-31-06	1-31-07[1]

Increase (decrease) in net assets

From operations
Net investment income	$8,261,337	$3,917,697
Net realized gain	748,854	346,579
Change in net unrealized appreciation (depreciation)	(6,304,470)	7,472,840
Distributions to DARTS	(2,065,080)	(1,288,468)
Increase in net assets resulting from operations	640,641	10,448,648
Distributions to common shareholders
From net investment income	(6,825,965)	(2,954,024)

Net assets

Beginning of period	120,810,670	114,625,346
End of period[2]	$114,625,346	$122,119,970

1 Semiannual period from 8-1-06 through 1-31-07. Unaudited.

2 Includes accumulated net investment income of $617,017 and $292,222, respectively.

See notes to financial statements

Patriot Global Dividend Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	7-31-02[1]	7-31-03[1]	7-31-04[1]	7-31-05[1]	7-31-06	1-31-07[2]

Per share operating performance

Net asset value, beginning of period	$13.82	$11.62	$12.36	$12.76	$14.48	$13.74
Net investment income[3]	1.12	0.98	0.94	0.99	0.99	0.47
Net realized and unrealized
gain (loss) on investments	(2.20)	0.84	0.51	1.82	(0.66)	0.92
Distributions to DARTS	(0.15)	(0.11)	(0.08)	(0.17)	(0.25)	(0.15)
Total from investment operations	(1.23)	1.71	1.37	2.64	0.08	1.24
Less distributions to common
shareholders
From net investment income	(0.97)	(0.97)	(0.97)	(0.92)	(0.82)	(0.35)
Net asset value, end of period	$11.62	$12.36	$12.76	$14.48	$13.74	$14.63
Per share market value,
end of period	$11.13	$12.40	$12.45	$13.14	$11.83	$13.10
Total return at market value[4] (%)	(5.06)	20.79	8.31	13.03	(3.67)	13.82[5]

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$97	$103	$107	$121	$115	$122
Ratio of expenses to average
net assets[6] (%)	1.94	2.03	1.90	1.86	1.79	1.73[7]
Ratio of net investment income
to average net assets[8] (%)	8.44	8.35	7.23	7.19	7.21	6.49[7]
Portfolio turnover (%)	17	5	7	19	24	2[5]

Senior securities

Total value of DARTS outstanding
(in millions)	$60	$60	$60	$60	$60	$60
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100	$100
Asset coverage per unit [9]	$254,633	$271,743	$275,341	$300,181	$289,424	$302,167

See notes to financial statements

Patriot Global Dividend Fund

F I N A N C I A L  S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Semiannual period from 8-1-06 though 1-31-07. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 1.26%, 1.26%, 1.22%, 1.22%, 1.18% and 1.15%, respectively.

7 Annualized.

8 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 5.48%, 5.18%, 4.65%, 4.73%, 4.73% and 4.32%, respectively.

9 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Patriot Global Dividend Fund

Notes to financial statements (unaudited)

Note 1

Accounting policies

John Hancock Patriot Global Dividend Fund (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,060,871 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: July 31, 2011 — $573,041, July 31, 2012 — $44,509 and July 31, 2015 — $3,443,321.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than January 31, 2008.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value,

Patriot Global Dividend Fund

establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis.

The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals and/or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended July 31, 2006, the tax character of distributions was as follows: ordinary income $8,891,045.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc, a subsidiary of Manulife Financial Corporation (“MFC”). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund’s average weekly net asset value plus the value attributable to the preferred shares (collectively “managed assets”).

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund’s average weekly managed assets. The compensation for the period amounted to $135,895. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaf-filiated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the

Patriot Global Dividend Fund

deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the cer-tification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3

Fund share transactions

Common shares

This listing illustrates the Fund’s reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

		Year ended 7-31-06	Period ended 1-31-07[1]
	Shares	Amount	Shares	Amount

Beginning of period	8,344,700	$113,203,974	8,344,700	$113,165,469
Distributions reinvested	—	—	—	—
Reclassification of
capital accounts	—	(38,505)	—	—
End of period	8,344,700	$113,165,469	8,344,700	$113,165,469

1 Semiannual period from 8-1-06 through 1-31-07. Unaudited.

Dutch Auction Rate Transferable Securities preferred shares

The Fund issued 600 shares of Dutch Auction Rate Transferable Securities preferred shares (“DARTS”) on October 16, 1992, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from 4.049% to 4.320% during the period ended January 31, 2007. Accrued dividends on DARTS are included in the value of DARTS on the Fund’s Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund’s bylaws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Note 4

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term

Patriot Global Dividend Fund

securities and obligations of the U.S. government, during the period ended January 31, 2007, aggregated $11,850,077 and $3,827,090, respectively.

The cost of investments owned on January 31, 2007, including short-term investments, for federal income tax purposes, was $168,506,867. Gross unrealized appreciation and depreciation of investments aggregated $15,311,844 and $2,910,999, respectively, resulting in net unrealized appreciation of $12,400,845. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5

Subsequent event

On December 5, 2006, the Board of Trustees of the Fund voted to approve a plan of reorganization providing for the transfer of substantially all the assets and liabilities of the John Hancock Patriot Global Dividend Fund, John Hancock Patriot Preferred Dividend Fund, John Hancock Patriot Premium Dividend Fund I and John Hancock Patriot Select Dividend Trust to the Fund for a representative amount of shares. The proposed mergers are subject to a shareholder vote.

Patriot Global Dividend Fund

Investment objective and policy

The Fund’s investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar-denominated securities.

The Fund’s non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment, or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the requirement that at least 80% of the Fund’s total assets consist of preferred stocks and debt obligations rated “A” or higher and dividend paying common stocks whose issuers have senior debt rated “A” or higher.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets, including the liquidation preference amount of the DARTS, plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the period ended January 31, 2007, dividends from net investment income totaling $0.354 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

August 31, 2006	$0.059
September 29, 2006	0.059
October 31, 2006	0.059
November 30, 2006	0.059
December 29, 2006	0.059
January 31, 2007	0.059

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the “Plan Agent”). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Patriot Global Dividend Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Patriot Global Dividend Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment subadvisory agreement (the “Subadvisory Agreement”) with Sovereign Asset Management LLC (the “Subadviser”). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the “Peer Group”) selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005,2 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale, (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vi) the background and experience of senior management and investment professionals and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Peer Group, as well as the

Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted that the Fund’s performance during the 5-year period was lower than the performance of the median of the Peer Group, but was higher than the performance of its benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index. The Board also noted that Fund’s performance during the 3-year period was appreciably higher than the performance of the Peer Group median, and its benchmark index. The Board noted that the Fund’s more recent performance during the 1-year period was lower than, but generally competitive with, the performance of the Peer Group median and benchmark index. The Adviser discussed planned changes designed to improve the Fund’s performance. The Board indicated its intent to continue to monitor the Fund’s performance trends to assess whether other remedial changes are warranted.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Expense Ratio”). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median. The Board noted that the Fund’s Expense Ratio was higher than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s plans for improving overall performance and lowering the Expense Ratio supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints.

However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

2 Morningstar also provided a comparative analysis for most, but not all of the John Hancock Funds, of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a broader category of relevant funds (the “Category”). Morningstar advised the Board that it was not able to select a comparative Category for the John Hancock Patriot Global Dividend Fund. Therefore, Morningstar did not provide a broader Category analysis; instead, it provided only the narrower Peer Group analysis.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Gordon M. Shone	Transfer agent for
Ronald R. Dion, Chairman	Treasurer	common shareholders
James R. Boyle†	John G. Vrysen	Mellon Investor Services
James F. Carlin	Chief Financial Officer	Newport Office Center VII
Richard P. Chapman, Jr.*		480 Washington Boulevard
William H. Cunningham	Investment adviser	Jersey City, NJ 07310
Charles L. Ladner*	John Hancock Advisers, LLC
Dr. John A. Moore*	601 Congress Street	Transfer agent for
Patti McGill Peterson*	Boston, MA 02210-2805	preferred shareholders
Steven R. Pruchansky		Deutsche Bank Trust
*Members of the Audit Committee	Subadviser	Company Americas
†Non-Independent Trustee	MFC Global Investment	280 Park Avenue
	Management (U.S.), LLC	New York, NY 10017
Officers	101 Huntington Avenue
Keith F. Hartstein	Boston, MA 02199	Legal counsel
President and		Kirkpatrick & Lockhart
Chief Executive Officer	Custodian	Preston Gates Ellis LLP
	The Bank of New York	1 Lincoln Street
Thomas M. Kinzler	One Wall Street	Boston, MA 02111-2950
Secretary and	New York, NY 10286
Chief Legal Officer		Stock symbol
Francis V. Knox, Jr.		Listed New York Stock
Chief Compliance Officer		Exchange:
PGD

For shareholder assistance
refer to page 21

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

JOHN HANCOCK FAMILY OF FUNDS

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Global Shareholder Yield Fund
Growth Fund	INCOME
Growth Opportunities Fund	Bond Fund
Growth Trends Fund	Government Income Fund
Intrinsic Value Fund	High Yield Fund
Large Cap Equity Fund	Investment Grade Bond Fund
Large Cap Select Fund	Strategic Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund	TAX-FREE INCOME
Multi Cap Growth Fund	California Tax-Free Income Fund
Small Cap Equity Fund	High Yield Municipal Bond Fund
Small Cap Fund	Massachusetts Tax-Free Income Fund
Small Cap Intrinsic Value Fund	New York Tax-Free Income Fund
Sovereign Investors Fund	Tax-Free Bond Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund	MONEY MARKET
Value Opportunities Fund	Money Market Fund
U.S. Government Cash Reserve
ASSET ALLOCATION
Allocation Core Portfolio	CLOSED-END
Allocation Growth + Value Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2010 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2015 Portfolio	Income Securities Trust
Lifecycle 2020 Portfolio	Investors Trust
Lifecycle 2025 Portfolio	Patriot Global Dividend Fund
Lifecycle 2030 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2035 Portfolio	Patriot Premium Dividend Fund I
Lifecycle 2040 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2045 Portfolio	Patriot Select Dividend Fund
Lifecycle Retirement Portfolio	Preferred Income Fund
Lifestyle Aggressive Portfolio	Preferred Income II Fund
Lifestyle Balanced Portfolio	Preferred Income III Fund
Lifestyle Conservative Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

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1-800-852-0218
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www.jhfunds.com

P40SA 1/07
3/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, January 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-

year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Proxy Voting Policies and Procedures are attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Global Dividend Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: March 28, 2007

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Chief Financial Officer

Date: April 2, 2007